UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2022

VALOR LATITUDE ACQUISITION CORP.

(Exact name of Registrant as specified in its Charter)

Cayman Islands	001-40322	98-1578908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309, Ugland House Grand Cayman	KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 973-290-2331

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	VLAT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VLATW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	VLATU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

On February 28, 2022, Valor Latitude Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the amount of $300,000 to Valor Latitude LLC (the “Sponsor”). The proceeds of the Note will be used by the Company for general working capital purposes.

The Note bears no interest and is payable in full upon the earlier to occur of (i) February 28, 2023 or (ii) the consummation of the Company’s initial business combination. A failure to pay the principal within five business days of the date specified above or the commencement of a voluntary or involuntary bankruptcy action shall be deemed an event of default, in which case the Note may be accelerated. The Sponsor has the option to convert any unpaid balance of the Note into warrants (the “Conversion Warrants”), each whole warrant entitling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per Class A ordinary share, subject to adjustment. The terms of the Conversion Warrants would be identical to the warrants issued by the Company in a private placement that was consummated in connection with the Company’s initial public offering. The Sponsor is entitled to certain registration rights relating to the Conversion Warrants.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2022, Mário Mello Freire Neto notified the board of directors (the “Board”) of the Company of his decision to resign as Chief Executive Officer, effective immediately, in order to devote additional time to other matters. Mr. Mello will remain a director of the Company.

On February 22, 2022, Hélio Lima Magalhães was appointed as Chief Executive Officer of the Company, effective immediately, to serve on a permanent basis. Mr. Magalhães has served the Company as an independent director, and as chair of the Company’s audit committee and member of the Company’s compensation committee and nominating and corporate governance committee. There is no arrangement or understanding between Mr. Magalhães and any other person pursuant to which he was named Chief Executive Officer of the Company.

Mr. Magalhães will continue his service as director and member of the Company’s nominating and corporate governance committee following his appointment as Chief Executive Officer. The Board has determined that Mr. Magalhães is no longer independent as a result of his appointment as Chief Executive Officer, and therefore, he has resigned as a member of the Company’s audit committee and compensation committee.

Mr. Magalhães, age 70, significant knowledge and experience in the Latin American market and the financial industry, as well as extensive experience serving in a number of executive positions and as a board member of other public companies, and has served as a member of the Company’s board of directors since May 2021. From 2012 to 2017, Mr. Magalhães was Chief Executive Officer of Citibank Brazil, a commercial bank. From 2010 to 2012, Mr. Magalhães served as President of The Americas Global Network Services (GNS) at American Express, a multinational financial services corporation. Mr. Magalhães has served as the chairman of the board of directors of Banco do Brasil S.A. since 2019 and as chairman of the board of UBS BB Investment Bank since 2020, and has also served on the board of directors of Companhia Melhoramentos São Paulo S.A. since 2019 and Suzano S.A. since 2020. Mr. Magalhães previously served as a board member of Eletropaulo Metropolitana (2018-2019), the Fundo Garantidor de Créditos (Brazilian FDIC) (2018), IRB Brasil RE (2017-2019), VR Investments (2017-2018), Elavon do Brasil (2012-

2016), and the Brazilian Federation of Banks – Febraban (2012-2017), among other companies. Mr. Magalhães has a B.S. degree in Electrical Engineering and Computer Science from George Washington University (1976) and a postgraduate degree in Computer Science from the Pontifícia Universidade Católica do Rio de Janeiro - PUC-Rio (1982).

Following Mr. Magalhães resignation from the Company’s audit committee and compensation committee, the Board appointed, effective immediately, (1) current independent board member, Barry L. Engle, to replace Mr. Magalhães on, and to serve as chair of, the audit committee, on a permanent basis and (2) current independent board member, Brian P. Brooks, to replace Mr. Magalhães on the compensation committee, on a permanent basis.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In addition, because Mr. Magalhães ceased to be independent as a result of his appointment as the Company’s Chief Executive Officer, the Board currently has three independent directors and four non-independent directors and as such, the Board does not have a majority of independent directors as required by Nasdaq Listing Rule 5605(b)(1) (the “Board Independence Rule”). Accordingly, the Board plans to commence a selection process for qualified individuals to add additional independent directors in order to comply with the Board Independence Rule. The Company notified Nasdaq of the foregoing on the date hereof. The Company is committed to a corporate governance program that ensures that its Board has the right people and practices to effectively create stockholder value while considering the interests of all of its stakeholders.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Promissory Note, dated February 28, 2022, issued by Valor Latitude Acquisition Corp. to Valor Latitude LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valor Latitude Acquisition Corp.

By:	/s/ J. Douglas Smith
Name:	J. Douglas Smith
Title:	Chief Financial Officer

Date: February 28, 2022